SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 4, 2002 (April 2, 2002)


                          Rare Medium Group, Inc.
                          -----------------------
             (Exact Name of Registrant as Specified in Charter)


     Delaware                 000-13865                     23-2368845
--------------------   ------------------------     -------------------------
 (State or Other        (Commission File No.)      (IRS Employer Identification
 Jurisdiction of                                                   No.)
  Incorporation)


          44 West 18th Street, 6th Floor, New York, New York 10011
         ----------------------------------------------------------
        (Address of Principal Executive Offices, including Zip Code)


                               (646) 638-9700
                               --------------
            (Registrant's telephone number, including area code)


               28 West 23rd Street, New York, New York 10010
               ----------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.  Other Events.

On April 3, 2002, the Company issued the press release filed herewith as
Exhibit 99.1, which is incorporated herein by reference.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Number       Description

99.1         Press release issued by Rare Medium Group, Inc. on April 3, 2002.

99.2 Investment Agreement among Rare Medium and the signatories thereto, dated as of April 2, 2002.

99.3 Stipulation of Settlement in the matter of In Re Rare Medium Group, Inc. Shareholders Litigation, Consolidated C.A. No. 18879 NC.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                         RARE MEDIUM GROUP, INC.
                                         (Registrant)


DATE:  April 3, 2002                     By: /s/ Robert C. Lewis
                                             --------------------------------
                                         Name:  Robert C. Lewis
                                         Title: Senior Vice President, General
                                                Counsel and Secretary